UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2015

Gladstone Commercial Corporation (Exact name of registrant as specified in its chapter) Maryland (State or Other Jurisdiction of Incorporation)

001-33097	02-0681276
(Commission	(IRS Employer
File Number)	Identification No.)

1521 Westbranch Drive, Suite 100
McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 7, 2015, Gladstone Commercial Corporation (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted and approved each of the proposals presented at the Annual Meeting, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 23, 2015.

Proposal 1: The election of three directors to hold office until the 2018 Annual Meeting of Stockholders.

	For	Withheld	Broker Non-Votes
Terry L. Brubaker	8,041,649	683,043	8,633,819
Caren D. Merrick	8,565,563	159,129	8,633,819
Walter H. Wilkinson, Jr.	8,358,391	366,301	8,633,819

The following directors will continue to hold office until the 2016 Annual Meeting of Stockholders:

David Gladstone
Paul W. Adelgren
John H. Outland

The following directors will continue to hold office until the 2017 Annual Meeting of Stockholders:

Michela A. English
Anthony W. Parker

Proposal 2: To ratify the selection by the Audit Committee of the Company’s board of directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2015.

For	Against	Abstain
17,150,905	166,256	41,350

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation
(Registrant)

	By:	/s/ Danielle Jones
May 11, 2015		(Danielle Jones, Chief Financial Officer)